EXHIBIT 99.1



                          WaveRider Communications Inc.

                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS AT SEPTEMBER 30, 2000
                          (UNAUDITED - in U.S. dollars)

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                                               WaveRider        ADE Network                         Proforma
                                            Communications       Technology       Proforma        Consolidated
                                             Consolidated         Pty Ltd       Adjustments      Sept 30, 2000
                                            --------------     ------------     ------------     -------------
                                                                                [Note 1 & 2]

ASSETS


Current
    Cash and cash equivalents                $   8,875,736    $     136,614     $          -     $   9,012,350
    Cash held in trust                             553,065                -         (553,065)          553,065
    Accounts receivable                          2,137,734          293,857                -         2,431,591
    Inventories                                  2,402,750          502,499                -         2,905,249
    Deferred tax asset                                   -           90,027                -            90,027
    Prepaid and other expenses                     210,281           15,355                -           225,636
                                            ------------------------------------------------------------------

                                                14,179,566        1,038,352         (553,065)       14,664,853
Fixed assets                                     1,606,854          271,537                -         1,878,391
Acquired core technologies                         842,686                -                -           842,686
Acquired labor force                                     -                -          425,000           425,000
Goodwill                                         2,854,409                -        1,764,917         4,619,326
                                            ------------------------------------------------------------------

                                             $  19,483,515    $   1,309,889     $  1,789,852     $  22,583,256
                                            ==================================================================
LIABILITIES

Current
    Accounts payable and accrued liabilities $   2,919,524    $     833,783     $     51,237     $   3,804,544
    Income taxes payable                                 -           83,853                -            83,853
    Deferred revenue                                65,270          196,212                -           261,482
    Consideration payable                                -                -        2,087,982         2,087,982
           Current portion of obligation
      under capital lease                           76,923           46,914                -           123,837
                                            ------------------------------------------------------------------

                                                 3,061,717        1,160,762        2,139,219         6,361,698

Term loan                                                -           75,631                -            75,631
Deferred tax liability                                                               153,000           153,000
Obligation under capital lease                      23,490          115,627                -           139,117
Other long term liabilities                              -            8,567                -             8,567
                                            ------------------------------------------------------------------

                                                 3,085,207        1,360,587          204,237         4,650,031
                                            ------------------------------------------------------------------

SHAREHOLDERS' EQUITY

Common Stock                                        55,100          128,454          (128,454)          55,100
Additional paid in capital                      45,966,840                -                 -       45,966,840
Other equity                                    11,693,509                -         1,534,917       13,228,426
Deficit                                        (41,317,141)        (179,152)          179,152      (41,317,141)
                                            -------------------------------------------------------------------

                                                16,398,308          (50,698)        1,585,615       17,933,225
                                            ------------------------------------------------------------------

                                             $  19,483,515    $   1,309,889     $   1,789,852    $  22,583,256
                                            ==================================================================

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